                                                                  EXHIBIT 10
                     FIRST AMENDMENT TO CREDIT AGREEMENT
                     -----------------------------------


      FIRST AMENDMENT (the "Amendment"), dated as of April 21, 1994, among AMETEK, Inc., a Delaware corporation (the "Borrower"), the Banks party to the Credit Agreement referred to below (the "Existing Banks"), BANK OF MONTREAL, CORESTATES BANK, N.A. and PNC BANK, NATIONAL ASSOCIATION, as Co-Agents, THE CHASE MANHATTAN BANK, N.A., as Administrative Agent and each of the lenders listed on Schedule A hereto (the "New Banks"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.


                            W I T N E S S E T H :
                            - - - - - - - - - -

      WHEREAS, the Borrower, the Existing Banks, the Co-Agents and the Administrative Agent are parties to a Credit Agreement dated as of March 11, 1994 (the "Credit Agreement");

      WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

      NOW, THEREFORE, it is agreed:

     1. Each of the Existing Banks severally and not jointly hereby sells and assigns to each of the New Banks without recourse and without representation or warranty (other than as expressly provided herein), and each New Bank hereby purchases and assumes from each of the Existing Banks, that interest in and to each of the Existing Bank's rights and obligations under the Credit Agreement as of the date hereof which in the aggregate represents such New Bank's Pro Rata Share as set forth on Schedule B hereto (calculated after giving effect to this Amendment), and such Pro Rata Share represents all of the outstanding rights and obligations under the Credit Agreement that are being sold and assigned to each New Bank, including, without limitation, (x) in the case of any assignment of all or any portion of the Term Loan Commitment (if not theretofore terminated) and outstanding Term Loans, all rights and obligations with respect to the Pro Rata Share of such Term Loan Commitment and outstanding Term Loans and (y) in the case of any assignment of all or any portion of the Revolving Commitment, all rights and obligations with respect to the Pro Rata Share of such Revolving Commitment and of the Revolving Loans and

Letters of Credit. After giving effect to this Amendment, each of the Bank's Revolving Commitment, Term Loan Commitment and the amount of outstanding Term Loans owing to each of the Banks will be as set forth in Schedule C hereto.

     2. On the Amendment Effective Date (as hereinafter defined), the definition of "Minimum Assignment Amount" appearing in Section 10 of the Credit Agreement is hereby amended by deleting the amount "$5,000,000" appearing therein and inserting in lieu thereof the amount "$10,000,000".

     3. On the Amendment Effective Date, (i) the Credit Agreement shall be amended by deleting Schedule I thereto in its entirety and by inserting in lieu thereof a new Schedule I in the form of Schedule C attached hereto and (ii) the Borrower agrees that, promptly after the Amendment Effective Date, it will issue appropriate Term Notes and Revolving Notes to each Bank in conformity with the requirements of Section 1.05 of the Credit Agreement to reflect the revised Loans and Commitments of the Banks after giving effect to this Amendment. For purposes of Section 12.03 of the Credit Agreement, the address of each New Bank shall be as set forth on Schedule C, or at such other address as the New Bank may hereafter notify the other parties to the Credit Agreement in writing.

     4. Each of the Existing Banks (i) represents and warrants that it is the legal and beneficial owner of the interest being sold and assigned by it under this Amendment and that such interest is free and clear of any adverse claim;
(ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the other Credit Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or the other Credit Documents or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any of its Subsidiaries or the performance or observance by the Credit Parties of any of their obligations under the Credit Agreement or the other Credit Documents to which they are a party or any other instrument or document furnished pursuant thereto.

     5. Each of the New Banks (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Co-Agents, the Existing Banks or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is an Eligible Assignee under
Section 12.04(b) of the Credit Agreement; (iv) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as administrative agent and collateral agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent and the Collateral Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank; and (vi) to the extent legally entitled to do so, delivers to the Administrative Agent and the Borrower herewith the forms described in Section 4.04(b)(ii).

     6. Each of the Existing Banks, the New Banks, the Letter of Credit Issuer and the Administrative Agent hereby agrees (i) that all amounts (including, without limitation, interest and fees) accrued with respect to the Commitments, the Loans and the Letters of Credit prior to the delivery by such New Bank of the amount referred to in clause (ii) of Section 11 of this Amendment shall be for the account of the Existing Banks, the Letter of Credit Issuer and the Administrative Agent, respectively, and (ii) that each New Bank shall be entitled to receive a portion of such amounts accrued on and after the date of delivery of the amounts referred to in clause (ii) of such Section 11, based upon its Pro Rata Share.

     7. In accordance with Section 12.04(b) of the Credit Agreement, on and as of the date upon which each of the New Banks delivers the amounts referred to in clause (ii) of Section 11 of this Amendment, each New Bank shall become a "Bank" under, and for all purposes of, the Credit Agreement and the other Credit Documents.

     8. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

     9. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

     10. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     11. Subject to Section 12 of this Amendment, this Amendment shall become effective on the date (the "Amendment Effective Date") when (i) each of the Borrower, each Existing Bank and each New Bank shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of telecopier) the same to the Administrative Agent at its Notice Office, and (ii) each New Bank shall have delivered to the Administrative Agent, for the accounts of the Existing Banks, respectively, an amount equal to such New Bank's Pro Rata Share of the aggregate outstanding principal amount of the Loans.

     12. Notwithstanding Section 11 of this Amendment, if for any reason any New Bank shall not have (i) signed a copy hereof and delivered the same to the Administrative Agent at its Notice Office and (ii) delivered to the Administrative Agent an amount equal to such New Bank's Pro Rata Share of the aggregate outstanding principal amount of the Loans, in each case on or prior to May 3, 1994, then, if each Existing Bank agrees, this Amendment shall become effective notwithstanding such failure, provided that (x) Schedule C shall be modified to delete any such New Bank and such New Bank's Pro Rata Share shall be reallocated among the Existing Banks in such manner as the Existing Banks shall agree and (y) the signature pages of this Amendment shall be deemed revised to delete such New Bank's name therefrom.

     13. From and after the Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to such Credit Agreement as amended hereby.

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                  AMETEK, INC.



                                  By /s/ Deirdre D. Saunders
                                    ------------------------------
                                     Name:  Deirdre D. Saunders
                                     Title: Treasurer

                                  THE CHASE MANHATTAN BANK,
                                  N.A.,
                                    Individually and as
                                     Administrative Agent


                                  By /s/ Dana Klein
                                    ------------------------------
                                     Name:  Dana Klein
                                     Title: Vice President

                                  BANK OF MONTREAL,
                                    Individually and as
                                    Co-Agent


                                  By /s/ Kanu Modi
                                    ------------------------------
                                     Name:  Kanu Modi
                                     Title: Director

                                  CORESTATES BANK, N.A.,
                                    Individually and as
                                    Co-Agent


                                  By /s/ Robert Cordell
                                    ------------------------------
                                     Name:  Robert Cordell
                                     Title: Vice President

                                  PNC BANK, NATIONAL ASSOCIATION,
                                    Individually, as Co-Agent and
                                    as Letter of Credit Issuer


                                  By /s/ Vickey Randolph Ziff
                                    ------------------------------
                                     Name:  Vickey Randolph Ziff
                                     Title: Vice President

                                  CONTINENTAL BANK N.A.

                                  By /s/ Thomas H. Pearson
                                    ------------------------------
                                     Name:  Thomas H. Pearson
                                     Title:  Vice President

                                  FLEET BANK OF MASSACHUSETTS, N.A.


                                  By /s/ F. Andrew Beise
                                    ------------------------------
                                     Name:  F. Andrew Beise
                                     Title: Vice President

                                  MELLON BANK, N.A.


                                  By /s/ John R. Fell, III
                                    ------------------------------
                                     Name:  John R. Fell, III
                                     Title: Vice President

                                  NBD BANK, N.A.


                                  By /s/ Nancy L. Russell
                                    ------------------------------
                                     Name:  Nancy L. Russell
                                     Title: Vice President

                                  THE LONG-TERM CREDIT BANK OF JAPAN
                                    LIMITED, NY BRANCH


                                  By /s/ Shunko Uchida
                                    ------------------------------
                                     Name:  Shunko Uchida
                                     Title: Vice President

                                  THE YASUDA TRUST AND BANKING CO., LTD.
                                   NY BRANCH


                                  By /s/ Neil T. Chau
                                    ------------------------------
                                     Name:  Neil T. Chau
                                     Title: Vice President

                                                                  SCHEDULE A
                                                                      to
                                                                First Amendment
                                                                ---------------



                                  NEW BANKS
                                  ---------


     Continental Bank N.A.
     Fleet Bank of Massachusetts, N.A.
     Mellon Bank, N.A.
     NBD Bank, N.A.
     The Long-Term Credit Bank of Japan Limited, NY Branch
     The Yasuda Trust and Banking Co., Ltd. NY Branch

                                                                 SCHEDULE B
                                                                     to
                                                              First Amendment
                                                              ---------------

                               PRO RATA SHARE
                               --------------

                                             Term Loan     Revolving
Bank                            Term Loans   Commitment    Commitment
- - ----                            ----------   -----------   ----------
The Chase Manhattan             15.20%       15.20%        15.20%
  Bank, N.A.

Bank of Montreal                13.60%       13.60%        13.60%

Corestates Bank, N.A.           13.60%       13.60%        13.60%

PNC Bank, National              13.60%       13.60%        13.60%
 Association

Continental Bank N.A.            8.40%        8.40%         8.40%

Fleet Bank of                    8.40%        8.40%         8.40%
 Massachusetts, N.A.

Mellon Bank, N.A.                8.40%        8.40%         8.40%

NBD Bank, N.A.                   8.40%        8.40%         8.40%

The Long-Term Credit             5.20%        5.20%         5.20%
 Bank of Japan Limited,
 NY Branch

The Yasuda Trust and             5.20%        5.20%         5.20%
 Banking Co., Ltd. NY           =====        =====         =====
 Branch
                                  100%         100%          100%


                                                                 SCHEDULE C
                                                                    to
                                                               First Amendment
                                                               ---------------

                                                                 SCHEDULE I
                                                                 ----------


                              COMMITMENTS/LOANS
                              -----------------


                                         Term Loan    Revolving
        Bank                Term Loans   Commitment   Commitment
        ----                ----------   ----------   ----------
The Chase Manhattan        $11,400,000   $ 7,600,000  $ 19,000,000
Bank, N.A.

Bank of Montreal            10,200,000     6,800,000    17,000,000

Corestates Bank, N.A.       10,200,000     6,800,000    17,000,000

PNC Bank, National          10,200,000     6,800,000    17,000,000
 Association

Continental Bank N.A.        6,300,000     4,200,000    10,500,000

Fleet Bank of                6,300,000     4,200,000    10,500,000
 Massachusetts, N.A.

Mellon Bank, N.A.            6,300,000     4,200,000    10,500,000

NBD Bank, N.A.               6,300,000     4,200,000    10,500,000

The Long-Term Credit         3,900,000     2,600,000     6,500,000
Bank of Japan Limited,
NY Branch

The Yasuda Trust and         3,900,000     2,600,000     6,500,000
 Banking Co., Ltd. NY      ===========   ===========   ===========
 Branch

                           $75,000,000   $50,000,000  $125,000,000

                                                                SCHEDULE C
                                                                    Page 2


                                 BANK ADDRESSES
                                 --------------


The Chase Manhattan
  Bank, N.A.
One Chase Manhattan Plaza
New York, New York 10081
Attention: Frank-Paul King
Telephone No.: (212) 552-7063
Telecopier No.: (212) 552-1457

Bank of Montreal
430 Park Avenue
14th Floor
New York, New York 10022
Attention: Kanu Modi
Telephone No.: (212) 605-1663
Telecopier No.: (212) 605-1454

Corestates Bank, N.A.
Philadelphia National Bank
FC1-1-82-25
1345 Chestnut Street
Philadelphia, PA 19101
Attention: Robert Cordell
Telephone No.: (215) 973-3648
Telecopier No.: (215) 973-6745

PNC Bank, National Association
100 South Broad Street
7th Floor
Philadelphia, PA 19101
Attention: Vicki Randolph-Ziff
Telephone No.: (215) 585-6795
Telecopier No.: (215) 585-5972

Continental Bank N.A.
231 South LaSalle Street
Chicago, IL  60697
Attention: Russ Covode
Telephone No.: (312) 828-6676
Telecopier No.: (312) 987-0303

                                                               SCHEDULE C
                                                                   Page 3


Fleet Bank of Massachusetts, N.A.
75 State Street
4th Floor
Boston, Massachusetts  02109
Attention: Andrew Biese
Telephone No.: (617) 346-1577
Telecopier No.: (617) 346-1679

Mellon Bank, N.A.
Mellon Bank Center
1735 Market Street
Room 865
Philadelphia, PA  19103
Attention: Don Cassidy
           John Fell
Telephone No.: (215) 553-2065
Telecopier No.: (215) 553-4899

NBD Bank, N.A.
611 Woodward Avenue
Detroit, MI  48226
Attention: Nancy Russell, V.P.
Telephone No.: (313) 225-2614
Telecopier No.: (313) 225-1586

The Long-Term Credit Bank of Japan
 Limited New York Branch
165 Broadway
New York, NY  10006
Attention: Shunko Uchida, V.P.
           Hiroshi Kltada
Telephone No.: (212) 335-4748
Telecopier No.: (212) 608-2371

The Yasuda Trust and Banking Co., Ltd.
666 Fifth Avenue
Suite 801
New York, NY  10103
Attention: Stuart Gruskin
           Richard Skiers
Telephone No.: (212) 373-5711
Telecopier No.: (212) 373-5796